                                                                   Exhibit 10.15

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (the "Agreement") is entered into this 17th day of May, 1994, by and between BARNETT BANK OF PINELLAS COUNTY, a Florida banking corporation (the "Lender"), AEROSONIC CORPORATION, a Delaware corporation authorized to do business in the State of Florida ("Aerosonic") and AVIONICS SPECIALTIES, INC., a Virginia corporation ("Avionics") (Aerosonic and Avionics will be sometimes collectively referred to below as the "Borrower"), and is made in reference to the following facts:

     (A) At all times material hereto, Avionics has been the owner of that certain real property and all improvements thereon located in Albemarle County, Virginia, and being more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof (the "Property").

     (B) On or about the date hereof, the Lender has made a secured loan to the Borrower in the principal amount of ONE MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,100,000.00) (the "Loan"). The Loan is evidence by a deed of trust note executed by Borrower in favor of Lender (the "Note"). The Loan is secured, among other things, by a Deed of Trust and other instruments of security which encumber the Property as a first lien thereon and a first security interest therein (collectively the "Instruments of Security"). The Note and Instruments of Security will be sometimes collectively referred to below as the "Loan Documents".

     (C) The Lender has required the execution of this Agreement as a condition to making the Loan, and the Borrower is agreeable to such.

     NOW THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct, and the Recitals are by this reference made a part hereof.

     2. Exhibits. The exhibit attached to this Agreement is by this reference made a part hereof.

     3. Abbreviations and Definitions. The following abbreviations and definitions will be used for purposes of this Agreement.

          (a) The abbreviations of the parties set forth in the Preamble will be used for purposes of this Agreement;

          (b) The abbreviations and definitions set forth in the Recitals will be used for purposes of this Agreement; and

          (c) The term "Agreement" shall mean the Loan Agreement between the parties in the manner set forth herein.

     4. Financial Information. At all times during the term of the Loan and Loan Documents, the Borrower shall provide the following financial information to
Lender:

          (a) No later than sixty (60) days following the fiscal quarter end of Aerosonic, Aerosonic shall provide to Lender a copy of its quarterly 10-Q Report that is filed with the Securities and Exchange Commission (the "SEC").

          (b) No later than one hundred twenty (120) days following the fiscal year end of Aerosonic, Aerosonic shall provide to Lender a copy of its 10-K Report that is filed with the SEC.

          (c) No later than one hundred twenty (120) days following the fiscal year end of Aerosonic, Aerosonic shall provide to Lender a copy of its audited financial statement in consolidated and consolidating form, including all subsidiaries of Aerosonics therein.

Failure of Borrower to provide any of the aforementioned information or documentation to Lender within the time periods indicated shall constitute a default under the Loan and Loan Documents, entitling Lender to immediately accelerate the same, without notice.

     5. Prohibition on Prepayment. The parties hereto acknowledge and agree that Aerosonic is a debtor under a $1,800,000.00 Industrial Revenue Bond financing package between, among others, the Pinellas County Industry Council and Aerosonic, Series 1987, captioned the "Aerosonic Corporation Project" dated December 17, 1987 (the "Bond Financing"). All instruments, documents and other items that evidence and/or secure the Bond Financing will be sometimes collectively referred to below and the "Bond Documents". The parties hereto acknowledge and agree that the Bond Financing and Bond Documents may not be prepaid, in whole or in part, so long as the Loan and Loan Documents remain outstanding. Any attempted prepayment (whether in whole or in part) of the Bond Financing and Bond Documents without the simultaneous full payoff of the Loan and Loan Documents shall constitute a default under the Loan and Loan Documents, and shall entitle Lender to immediately accelerate the same, without notice.

     6. Negative Pledge of Assets. Both entitles comprising the Borrower hereby covenant to and agree with Lender not to pledge, encumber or grant a security interest in any or all of their assets at any time during the term of the Loan and Loan Documents, failing which the same shall constitute a default under the Loan and Loan Documents, entitling Lender to immediately accelerate the same, without notice.

     7. Florida Contract. This Agreement shall be deemed a Florida contract and shall be construed according to the laws of the States of Florida and/or Virginia (at the sole option of Lender), and shall be enforceable, at the option of Lender, in any court of competent jurisdiction in the State of Florida, regardless whether this Agreement is executed by certain of the parties hereto in other states.

     8. Binding Effect. This Agreement shall bind the successors and assigns of the parties hereto; it constitutes the entire understanding of the parties and it may not be modified except in writing.

     9. Counterparts. This Agreement may be execute in several counterparts, each of which shall be deemed an original.

     10. Execution. This Agreement shall not be effective nor shall it have any force and effect whatsoever until all the parties hereto have duly executed this Agreement.

     11. Headings. The headings of the paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

 Signed, sealed and delivered              BARNETT BANK OF PINELLAS COUNTY,
 in the presence of:                       a Florida banking corporation


/s/ Peggy E. Morris                        By: /s/ M.P. Freeman
-----------------------------                  ---------------------------------
                                                      its Senior Vice President


/s/ David A. Baldini                                  (CORPORATE SEAL)
-----------------------------
As to Lender


                                           AEROSONIC CORPORATION, a Delaware
                                           corporation authorized to do business
                                           in the State of Florida


/s/ M.P. Freeman                              By: /s/ David S. Goldman
-----------------------------                  ---------------------------------
                                               David S. Goldman, Its President


/s/ David A. Baldini                                 (CORPORATE SEAL)
-----------------------------

                                     AVIONICS SPECIALTIES, INC., a Virginia
                                     corporation


/s/ M.P. Freeman                     By: /s/ David S. Goldman
----------------------------------       ----------------------------------
                                         David S. Goldman, Chairman of the Board

                                                     (CORPORATE SEAL)


/s/ Peggy E. Morris
----------------------------------
As to Borrower

STATE OF VIRGINIA     )
COUNTY OF Albemarle   )

          The foregoing instrument was acknowledged before me this 17th day of May, 1994 by M. P. Freeman, the Sr. Vice President of BARNETT BANK OF PINELLAS COUNTY, a Florida banking corporation, who is personally known to me or has produced (TYPE OF IDENTIFICATION: Florida Drivers License #5 655-555-44-308) as identification.


                                         /s/ David L. Morris
                                         ----------------------------------
                                                SIGNATURE

                                                David L. Morris
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED

    (SEAL)                                      NOTARY PUBLIC
My Commission Expires:
MY COMMISSION EXPIRES JAN. 31, 1997

STATE OF Virginia     )
COUNTY OF Albemarle   )

          The foregoing instrument was acknowledged before me this 17th, day of May, 1994, by DAVID S. GOLDMAN, the President of AEROSONIC CORPORATION, a Delaware corporation authorized to do business in the State of Florida, on behalf of the corporation, who is personally known to me or who has produced
(TYPE OF IDENTIFICATION:                             ) as identification.
                        ----------------------------


                                         /s/ David L. Morris.
                                         ----------------------------------
                                                SIGNATURE

                                                David L. Morris
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED

    (SEAL)                                      NOTARY PUBLIC
My Commission Expires:
MY COMMISSION EXPIRES JAN. 31, 1997

STATE OF Virginia     )
COUNTY OF Albemarle   )

          The foregoing instrument was acknowledged before me this 17th day of Mary 1994, by DAVID S. GOLDMAN, the Chairman of the Board of AVIONICS SPECIALTIES, INC., a Virginia corporation, on behalf of the corporation, who is personally known to me or who has produced (TYPE OF IDENTIFICATION: )
                         as identification.
------------------------


                                         /s/ David L. Morris.
                                         ----------------------------------
                                                SIGNATURE

                                                David L. Morris
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED

    (SEAL)                                      NOTARY PUBLIC
My Commission Expires:
MY COMMISSION EXPIRES JAN. 31, 1997

                                   EXHIBIT A

                            DESCRIPTION OF PROPERTY

     All that certain parcel or tract of land consisting of 12.037 acres and depicted on the attached "Plat Showing a Survey of a Proposed Division of the Teledyne Industries, Inc. Property Located on St. Rt. 743 Southwest of the C/A Airport in Albemarle Co., VA", prepared by Thomas D. Blue, last revised February 23, 1994.

                                      [MAP]

                                     [SEAL]

1.   Property is zoned LI, therefore division rights do not apply.

2. These lots each have a minimum of 30,000 square feet of contiguous area in slopes of less than 25%.

3.   Building set-back limits are those required for the LI Zone.

4.   Property is located in the White Hall Magisterial District.

5. Tax Map 32, Parcels 88 and 88C, shown in Deed Book 418 page 358 and Deed Book 314 page 438, are hereby combined into one parcel and any boundary between them is hereby abolished.

6. A surface drainage easement for the benefit of the 12.037 acre parcel is hereby reserved to permit drainage over the 11.451 acre parcel from the catch basin located near the northwest corner of the 12.037 acre parcel as shown on the attached plat.

                                                                [SEAL]
OWNER'S APPROVAL

     The division of the land described herein is with the free consent and in accordance with the desire of the undersigned owner. Any reference to future potential development is to be deemed as theoretical only. All statements affixed to this plat are true and correct to the best of my knowledge.

                                                OWNER: TELEDYNE INDUSTRIES, INC.


                                                       BY: /s/ Douglas L. Grant
                                                          ----------------------

APPROVED:


/s/ Chairman                                                        3/31/94
------------------------------------------------------         -----------------
Chairman, Albemarle County, Planning Commission                Date


/s/ Designated Agent                                                3/31/94
------------------------------------------------------         -----------------
Designated Agent, Albemarle County, Board of Supervisors       Date

                                   Page 3 of 3